SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                   -----------------------------------------

                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                   -----------------------------------------

     Date of Report (Date of earliest event reported):  December 27, 1996




                          CNL INCOME FUND XVII, LTD.
              (Exact Name of Registrant as Specified in Charter)



            Florida                    33-90998              59-3295393
    (State or other juris-     (Commission File Number)     (IRS Employer
   diction of incorporation)                             Identification No.)


             400 East South Street, Suite 500               32801
                     Orlando, Florida                    (Zip Code)
         (Address of principal executive offices)



      Registrant's telephone number, including area code:  (407) 422-1574









ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.
------
              Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
------
         STATUS OF THE OFFERING

         Pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995 (the "Registration Statement"), CNL Income Fund XVII, Ltd. ("CNL XVII") and CNL Income Fund XVIII, Ltd. ("CNL XVIII"), limited partnerships with the same general partners and investment objectives, registered for sale an aggregate of $65,000,000 of units of limited partnership interest (the "Units") (6,500,000 Units at $10 per Unit). The first 3,000,000 Units ($30,000,000)
were for CNL XVII, and the remaining Units are for CNL XVIII. The offering of Units of CNL XVII terminated on September 19, 1996, at which time subscriptions for an aggregate 3,000,000 Units ($30,000,000), including Units sold pursuant to the Reinvestment Plan, had been received and 1,602 subscribers had been admitted as Limited Partners in accordance with the Partnership Agreement of CNL XVII.

         As stated in the Registration Statement, including the Prospectus which constitutes a part thereof, as supplemented and amended, the proceeds of the offering of Units are to be used to acquire restaurant properties to be leased primarily to operators of national and regional fast-food, family-style, and casual dining restaurant chains (the "Properties"), to pay expenses in connection with the offering of Units and to pay partnership organizational costs.

         ACQUISITION OF PROPERTIES

         From December 12, 1996 through February 5, 1997, CNL XVII acquired four Properties, including two Properties as tenants-in-common with affiliates of the General Partners which each consist of land and building, one Property acquired pursuant to a joint venture agreement between CNL XVII and an unaffiliated entity which consists of land and building, and one Property acquired pursuant to a joint venture agreement between CNL XVII and an affiliated entity which consists of land and building. The Properties are a Golden Corral Property (in El Cajon, California), a Black-eyed Pea Property (in Corpus Christi, Texas), a Burger King Property (in Akron, Ohio), and a Jack in the Box Property (in Mansfield, Texas).

         The Black-eyed Pea Property in Corpus Christi, Texas, and the Burger King Property in Akron, Ohio, were acquired from an affiliate of CNL XVII.
The affiliate had purchased and temporarily held title to these Properties in order to facilitate the acquisition of the Properties by CNL XVII. Both Properties were acquired as tenants-in-common with affiliates of the general partners of CNL XVII (the "General Partners"). The purchase prices paid by CNL XVII and affiliates of the General Partners represented actual costs incurred by the Affiliate who originally had purchased and temporarily held title to these Properties, to acquire the Properties, including closing costs.

         The Golden Corral Property in El Cajon, California, was acquired pursuant to a joint venture agreement between CNL XVII and an unaffiliated entity. The Jack in the Box Property in Mansfield, Texas, was acquired pursuant to a joint venture agreement between CNL XVII and an affiliated entity.

         In connection with the purchase of each of these four Properties, CNL XVII indirectly through the joint venture or tenancy-in-common arrangements, as lessor, entered into a long-term lease agreement with an unaffiliated lessee. The leases are on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease. Upon termination of the lease, the lessee will surrender possession of the Property to CNL XVII, together with any improvements made to the Property during the term of the lease.

         For the Properties that are to be constructed, CNL XVII has entered into development and indemnification and put agreements with the lessees.


                                     - 1 -





         The following table sets forth the location of the four Properties acquired by CNL XVII between December 12, 1996 and February 5, 1997, a description of the competition, and a summary of the principal terms of the acquisition and lease of each Property.


                                     - 2 -






                                            PROPERTY ACQUISITIONS
                               From December 12, 1996 through February 5, 1997


                                                          Lease Expira-
Property Location and       Purchase           Date          tion and        Minimum                             Option
Competition                 Price (1)       Acquired    Renewal Options   Annual Rent (2)   Percentage Rent   To Purchase
---------------------     ------------      --------    ---------------   ---------------   ---------------   -----------
GOLDEN CORRAL (5)         $758,292          12/27/96    12/2016; two      11.75% of Total   for each lease    at any time
(the "El Cajon            (excluding                    five-year         Cost (4);         year, (i) 7% of   after the
Property")                closing and                   renewal options   increases by      annual gross      seventh
Restaurant to be          development                                     15% after the     sales minus       lease year
constructed               costs) (3)                                      fifth lease       (ii) the
                                                                          year and after    minimum annual
The El Cajon Property                                                     every five        rent payable in
is located at the                                                         years             that lease year
northeast quadrant of                                                     thereafter
the intersection of                                                       during the
Second Street and Main                                                    lease term
Street in El Cajon, San
Diego County,
California, in an area
of primarily retail,
commercial, and
residential
development.  Other
fast-food and family-
style restaurants
located in proximity to
the El Cajon Property
include a McDonald's,
an Arby's, a Burger
King, a Wendy's, a
Pizza Hut, a KFC, a
Taco Bell, an Outback
Steakhouse, a Jack in
the Box, a Subway
Sandwich Shop, a Dairy
Queen, and several
local restaurants.


                                    - 3 -








                                                          Lease Expira-
Property Location and       Purchase           Date          tion and        Minimum                             Option
Competition                 Price (1)       Acquired    Renewal Options   Annual Rent (2)   Percentage Rent   To Purchase
---------------------     ------------      --------    ---------------   ---------------   ---------------   -----------
BLACK-EYED PEA (6)        $1,428,670        01/28/97    12/2016; two      $153,775 (6);     for each lease    during the
(the "Corpus Christi      (excluding                    five-year         increases by      year, (i) 5% of   eighth,
Property")                closing costs)                renewal options   11% after the     annual gross      tenth and
Existing restaurant       (6)                                             fifth lease       sales minus       twelfth
                                                                          year and after    (ii) the          lease years
The Corpus Christi                                                        every five        minimum annual    only
Property is located at                                                    years             rent payable in
the southeast corner of                                                   thereafter        that lease year
South Padre Island                                                        during the
Drive and Everhart Road                                                   lease term
in Corpus Christi,
Nueces County, Texas,
in an area of primarily
retail, commercial, and
residential
development.  Other
fast-food and family-
style restaurants
located in proximity to
the Corpus Christi
Property include a Tony
Roma's, a Red Lobster,
a Denny's, a Chick-Fil-
A, a Burger King, a
Chili's, a Kenny
Roger's Roasters, a
McDonald's, an Olive
Garden, a Pizza Hut, a
Popeye's, a Subway
Sandwich Shop, a
Wendy's, and several
local restaurants.

BURGER KING (7)           $871,838          01/28/97    12/2016; four     $89,687 (7);      for each lease    during the
(the "Akron Property")    (excluding                    five-year         increases by 5%   year, (i) 6% of   eighth
Existing restaurant       closing costs)                renewal options   after the fifth   annual gross      through
                          (7)                                             lease year and    sales minus       twelfth
The Akron Property is                                                     increases by      (ii) the          lease years
located on the south                                                      10% after the     minimum annual    only
side of Wooster Road                                                      tenth lease       rent payable in
(State Road 261) in                                                       year and after    that lease year
Akron, Summit County,                                                     every five        (8)
Ohio, in an area of                                                       years
primarily retail,                                                         thereafter
commercial, and                                                           during the
residential                                                               lease term
development.  Other
fast-food and family-
style restaurants
located in proximity to
the Akron Property
include a Church's
Fried Chicken, a White
Castle, a Rally's, a
KFC, a Subway Sandwich
Shop, and several local
restaurants.


                                     - 4 -










                                                          Lease Expira-
Property Location and       Purchase           Date          tion and        Minimum                             Option
Competition                 Price (1)       Acquired    Renewal Options   Annual Rent (2)   Percentage Rent   To Purchase
---------------------     ------------      --------    ---------------   ---------------   ---------------   -----------
JACK IN THE BOX (10)      $781,209          02/05/97    02/2015; four     $80,074 (9);      for each lease    None
(the "Mansfield           (excluding                    five-year         increases by 8%   year, (i) 5% of
Property")                closing costs)                renewal options   after the fifth   annual gross
Restaurant to be          (3)(9)                                          lease year and    sales minus
constructed                                                               after every       (ii) the
                                                                          five years        minimum annual
The Mansfield Property                                                    thereafter        rent payable in
is located at the                                                         during the        that lease year
southeast quadrant of                                                     lease term        (8)
U.S. Highway 287 and
FM157 in Mansfield,
Tarrant County, Texas,
in an area of primarily
retail, commercial and
residential
development.  Other
fast-food and family-
style restaurants
located in proximity to
the Mansfield Property
include a Waffle House,
a Sonics Drive-In, a
KFC, a Taco Bell, a
McDonald's, and a
Whataburger.



FOOTNOTES:

(1) The estimated federal income tax basis of the depreciable portion (the building portion) of each of the Properties acquired, and for the construction Properties, once the buildings are constructed, is set forth below:

      Property                      Federal Tax Basis
      --------                      -----------------

      El Cajon Property                 $1,115,000
      Corpus Christi Property (6)          726,000
      Akron Property (9)                   517,000
      Mansfield Property                   483,000

(2) Minimum annual rent for each of the Properties became payable on the effective date of the lease, except as indicated below. For the El Cajon Property, minimum annual rent will become due and payable on the earlier of (i) the date the certificate of occupancy for the restaurant is issued, (ii) the date the restaurant opens for business to the public, (iii) 150 days after execution of the lease or (iv) the date the lessee receives from the landlord its final funding of the construction costs. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for this Property, the lessee shall pay "interim rent" equal to 11.75% times the amount funded by CNL XVII in connection with the purchase and construction of this Property.


                                     - 5 -





(3) The development agreements for the Properties which are to be constructed, provide that construction must be completed no later than the dates set forth below. The maximum cost to CNL XVII and unaffiliated entities pursuant to the joint venture agreements (including the purchase price of the land, development costs (if applicable), and closing and acquisition costs) is not expected to, but may, exceed the amount set forth below:

                                    Estimated         Estimated Final
      Property                      Maximum Cost      Completion Date
      --------                      ------------      ---------------

      El Cajon Property (5)          $2,048,992       May 26, 1997
      Mansfield Property (14)           781,209       August 4, 1997

(4) The "Total Cost" is equal to the sum of (i) the purchase price of the Property, (ii) closing costs, and (iii) actual development costs incurred under the development agreement.

(5) CNL XVII acquired an interest in CNL/GC El Cajon Joint Venture, a general partnership between CNL XVII and an unaffiliated entity. Based upon anticipated development costs for the Property, CNL XVII expects to own an 80% interest in CNL/GC El Cajon Joint Venture upon completion of construction.

(6) CNL XVII acquired an approximate 27 percent interest in the Property in Corpus Christi, Texas, as tenants-in-common with an affiliate of the General Partners. Amount presented represents full cost of the Property. The actual amount paid by CNL XVII for this Property was $391,737. CNL XVII's minimum annual rent for the approximate 27 percent interest in this Property is $42,163.

(7) CNL XVII acquired an approximate 37 percent interest in the Property in Akron, Ohio, as tenants-in-common with an affiliate of the General Partners. Amount presented represents full cost of the Property. The actual amount paid by CNL XVII for this Property was $321,838. CNL XVII's minimum annual rent for the approximate 37 percent interest in this Property is $33,104.

(8) Percentage rent shall be calculated on a calendar year basis (January 1 to December 31).

(9) CNL XVII paid for all construction costs in advance at closing; therefore, minimum annual rent was determined on the date acquired and is not expected to change.

(10) CNL XVII acquired a 21 percent interest in CNL Mansfield Joint Venture, a general partnership between CNL XVII and an affiliated entity.


                                     - 6 -






                    PRO FORMA ESTIMATE OF TAXABLE INCOME OF
                          CNL INCOME FUND XVII, LTD.
  GENERATED FROM THE OPERATIONS OF PROPERTIES ACQUIRED FROM DECEMBER 12, 1996
                           THROUGH FEBRUARY 5, 1997
                       FOR A 12-MONTH PERIOD (UNAUDITED)


      The following schedule represents pro forma unaudited estimates of taxable income of each Property acquired by CNL XVII from December 12, 1996 through February 5, 1997, for the 12-month period commencing on the date of the inception of the respective lease on such Property. The schedule should be read in light of the accompanying footnotes.

      These estimates do not purport to present actual or expected operations of CNL XVII for any period in the future. These estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith. No single lessee or group of affiliated lessees lease Properties with an aggregate purchase price in excess of 20% of the expected total net offering proceeds of CNL XVII.



                             Golden Corral         Black-eyed Pea       Burger King      Jack in the Box
                          El Cajon, CA (5)(6)  Corpus Christi, TX (7)  Akron, OH (8)   Mansfield, TX (5)(9)
                          -------------------  ----------------------  -------------   --------------------
Pro Forma Estimate
  of Taxable Income:

Base Rent (1)                   $240,757             $ 42,163            $ 33,104           $ 80,074

Management Fees (2)               (2,408)                (422)               (331)              (801)

General and Administra-
  tive Expenses (3)              (12,038)              (2,108)             (1,655)            (4,004)
                                --------             --------            --------           --------

Estimated Cash Available
  from Operations                226,311               39,633              31,118             75,269

Depreciation Expense (4)         (27,877)              (4,989)             (4,771)           (12,073)
                                --------             --------            --------           --------

Pro Forma Estimate of
  Taxable Income of
  CNL XVII                      $198,434             $ 34,644            $ 26,347           $ 63,196
                                ========             ========            ========           ========


                                                See Footnotes

                                                    - 7 -





                                 Total
                                --------

Pro Forma Estimate
  of Taxable Income:

Base Rent (1)                   $396,098

Management Fees (2)               (3,962)

General and Administra-
  tive Expenses (3)              (19,805)
                                --------

Estimated Cash Available
  from Operations                372,331

Depreciation Expense (4)         (49,710)
                                --------

Pro Forma Estimate of
  Taxable Income of
  CNL XVII                      $322,621
                                ========



FOOTNOTES:

(1) Base rent does not include percentage rents which become due if specified levels of gross receipts are achieved.

(2) The Properties will be managed pursuant to a management agreement between CNL XVII and an affiliate of the General Partners, pursuant to which the affiliate will receive an annual management fee in an amount equal to one percent of the gross revenues that CNL XVII earns from its Properties.

(3) Estimated at five percent of gross rental income based on the previous experience of affiliates of the General Partners with 16 public limited partnerships which own properties similar to that owned by CNL XVII.

(4) The estimated federal tax basis of the depreciable portion (the building portion) of the Properties has been depreciated on the straight-line method over 40 years.

(5) The development agreements for the Properties which are to be constructed, provide that construction must be completed no later than the dates set forth below:

      Property                Estimated Final Completion Date
      --------                -------------------------------

      El Cajon Property       May 26, 1997
      Mansfield Property      August 4, 1997

(6) Amounts presented represent 100 percent of the proforma estimate of taxable income for the Property owned by CNL/GC El Cajon Joint Venture. CNL XVII owns an approximate 80 percent interest in the profits and losses of this joint venture, a general partnership between CNL XVII and an unaffiliated entity.

(7) Represents CNL XVII's approximate 27 percent interest in income and expenses relating to the Property in Corpus Christi, Texas, acquired as tenants-in-common with an affiliate of the General Partners.

(8) Represents CNL XVII's approximate 37 percent interest in income and expenses relating to the Property in Akron, Ohio, acquired as tenants-in-common with an affiliate of the General Partners.

(9) Amounts presented represent 100 percent of the proforma estimate of taxable income for the Property owned by CNL Mansfield Joint Venture. CNL XVII owns an approximate 21 percent interest in the profits and losses of this joint venture, a general partnership between CNL XVII and an affiliated entity.

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP.
------
            Not applicable.

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
------
            Not applicable.

ITEM 5.           OTHER EVENTS.
------
            Not applicable.

ITEM 6.           RESIGNATION OF REGISTRANT'S GENERAL PARTNERS.
------
            Not applicable.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
------        EXHIBITS.

                          CNL INCOME FUND XVII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)


                         INDEX TO FINANCIAL STATEMENTS
                         -----------------------------


                                                                       Page
                                                                       ----

Pro Forma Financial Information (unaudited):

   Pro Forma Balance Sheet as of September 30, 1996                    13

   Pro Forma Statement of Income for the nine months
     ended September 30, 1996                                          14

   Pro Forma Statement of Income for the period
     February 10, 1995 (Date of Inception) through
     December 31, 1995                                                 15

   Notes to Pro Forma Financial Statements for
     the nine months ended September 30, 1996
     and the period February 10, 1995 (Date of Inception)
     through December 31, 1995                                         16

                        PRO FORMA FINANCIAL INFORMATION


      The following Pro Forma Balance Sheet of CNL Income Fund XVII, Ltd. ("CNL XVII") gives effect to (i) property acquisition transactions from inception through September 30, 1996, including the receipt of $29,903,675 in gross offering proceeds from the sale of 2,990,368 units of limited partnership interest (the "Units") pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995, and the application of such funds to acquire 19 properties, two of which were under construction at September 30, 1996, and to pay organizational and offering expenses, acquisition fees, and miscellaneous acquisition expenses,
(ii) the receipt of $96,325 in gross offering proceeds from the sale of 9,632 additional Units during the period October 1, 1996 through February 5, 1997, and (iii) the application of such funds and $8,625,998 of cash and cash equivalents at September 30, 1996, to purchase eight additional properties (including three properties acquired as tenants-in-common with affiliates of the general partners and two properties acquired pursuant to two separate joint venture agreements between CNL XVII and unaffiliated entities), acquired during the period October 1, 1996 through February 5, 1997, three of which are under construction, to pay additional construction costs for the two properties under construction at September 30, 1996, and to pay offering expenses, acquisition fees, and miscellaneous acquisition expenses, all as reflected in the pro forma adjustments described in the related notes. The Pro Forma Balance Sheet as of September 30, 1996, includes the transactions described in (i) above, from its historical balance sheet, adjusted to give effect to the transactions in (ii) and (iii) above, as if they had occurred on September 30, 1996.

      The Pro Forma Statements of Income for the nine months ended September 30, 1996 and the period February 10, 1995 (date of inception) through December 31, 1995, include the historical operating results of the properties described in (i) above from the dates of their acquisitions, plus operating results for three of the 27 properties that were wholly owned by CNL XVII, held as tenants-in-common with affiliates of the general partners or owned pursuant to joint venture agreements as of February 5, 1997, and had a previous rental history prior to CNL XVII's acquisition of such property, from (A) the later of (1) the date the property became operational as a rental property by the previous owner or (2) November 4, 1995 (the date CNL XVII became operational), to (B) the earlier of (1) the date the property was acquired by CNL XVII or
(2) the end of the pro forma period presented. No pro forma adjustments have been made to the Pro Forma Statements of Income for the remaining 24 properties owned by CNL XVII as of February 5, 1997, due to the fact that these properties did not have a previous rental history.

      This pro forma financial information is presented for informational purposes only and does not purport to be indicative of CNL XVII's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma financial information should not be viewed as predictive of CNL XVII's financial results or conditions in the future.

                          CNL INCOME FUND XVII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                       UNAUDITED PRO FORMA BALANCE SHEET
                              SEPTEMBER 30, 1996



                                                    Pro Forma
            ASSETS                  Historical     Adjustments     Pro Forma
                                    -----------  ---------------  -----------

Land and buildings on operating
  leases, less accumulated
  depreciation (d)                  $17,291,664   $3,298,325 (a)
                                                     911,403 (c)  $21,501,392
Net investment in direct
  financing leases (d)                1,934,015      376,548 (a)
                                                   1,115,079 (c)    3,425,642
Investments in joint ventures                -     1,131,457 (b)    1,131,457
Cash and cash equivalents             9,407,094   (5,931,545)(a)
                                                  (1,073,267)(b)
                                                  (1,621,186)(c)      781,096
Receivables                              65,423                        65,423
Prepaid expenses                          8,350                         8,350
Organization costs, less
  accumulated amortization                8,191                         8,191
Accrued rental income                    69,918                        69,918
Other assets                            443,404     (184,658)(a)
                                                     (58,190)(b)      200,556
                                    -----------  -----------      -----------

                                    $29,228,059  $(2,036,034)     $27,192,025
                                    ===========  ===========      ===========

LIABILITIES AND
  PARTNERS' CAPITAL

Accounts payable                    $     1,826                   $     1,826
Accrued construction costs
  payable                             2,488,641  $(2,488,641)(a)           -
Distributions payable                   349,912                       349,912
Due to related parties                   67,333      (40,345)(a)       26,988
Rents paid in advance                   119,398                       119,398
                                    -----------  -----------      -----------
    Total liabilities                 3,027,110   (2,528,986)         498,124

Minority interest                            -       405,296 (c)      405,296

Partners' capital                    26,200,949       87,656 (a)   26,288,605
                                    -----------  -----------      -----------

                                    $29,228,059  $(2,036,034)     $27,192,025
                                    ===========  ===========      ===========


                 See accompanying notes to unaudited pro forma
                             financial statements.

                          CNL INCOME FUND XVII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                    UNAUDITED PRO FORMA STATEMENT OF INCOME
                     NINE MONTHS ENDED SEPTEMBER 30, 1996



                                                     Pro Forma
                                       Historical   Adjustments    Pro Forma
                                       ----------  -------------   ---------

Revenues:
  Rental income from operating
    leases                             $ 525,787    $  29,055 (1)   $ 554,842
  Earned income from direct
    financing leases (2)                  80,337                       80,337
  Interest                               175,046      (17,562)(3)     157,484
  Other income                             9,552                        9,552
                                       ---------    ---------       ---------
                                         790,722       11,493         802,215
                                       ---------    ---------       ---------

Expenses:
  General operating and admini-
    strative                             107,897                      107,897
  Professional services                   11,631                       11,631
  Management fees to related
    party                                  6,158          348 (4)       6,506
  Depreciation and amortization           90,859        4,661 (5)      95,520
                                       ---------    ---------       ---------
                                         216,545        5,009         221,554
                                       ---------    ---------       ---------

Income Before Equity in Earnings
  of Joint Venture                       574,177        6,484         580,661

Equity in Earnings of Joint Venture           -         5,757 (6)       5,757
                                       ---------    ---------       ---------

Net Income                             $ 574,177    $  12,241       $ 586,418
                                       =========    =========       =========

Net Income Per Limited Partner Unit    $    0.33                    $    0.34
                                       =========                    =========

Weighted Average Number of Units
  Outstanding                          1,748,248                    1,748,248
                                       =========                    =========


                 See accompanying notes to unaudited pro forma
                             financial statements.

                          CNL INCOME FUND XVII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                    UNAUDITED PRO FORMA STATEMENT OF INCOME
                     FEBRUARY 10, 1995 (DATE OF INCEPTION)
                           THROUGH DECEMBER 31, 1995



                                                    Pro Forma
                                       Historical  Adjustments     Pro Forma
                                       ----------  -----------     ---------

Revenues:
  Rental income from
    operating leases                   $      -      $  20,367 (1)  $  20,367
  Interest income                         12,153        (5,491)(3)      6,662
                                       ---------     ---------      ---------
                                          12,153        14,876         27,029
                                       ---------     ---------      ---------

Expenses:
  General operating and
    administrative                         3,360                        3,360
  Professional services                      133                          133
  Management fees to related party            -            163 (4)        163
  Depreciation and amortization              309         3,306 (5)      3,615
                                       ---------     ---------      ---------
                                           3,802         3,469          7,271
                                       ---------     ---------      ---------

Net Income                             $   8,351     $  11,407      $  19,758
                                       =========     =========      =========

Net Income Per Limited
  Partner Unit (7)                     $     .02                    $    0.06
                                       =========                    =========

Weighted Average Number of
  Units Outstanding (7)                  340,780                      340,780
                                       =========                    =========


                 See accompanying notes to unaudited pro forma
                             financial statements.

                          CNL INCOME FUND XVII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996 AND
               THE PERIOD FEBRUARY 10, 1995 (DATE OF INCEPTION)
                           THROUGH DECEMBER 31, 1995


Pro Forma Balance Sheet:
-----------------------

(a) Represents gross proceeds of $96,325 from the sale of 9,632 Units during the period October 1, 1996 through February 5, 1997, and $5,931,545 of cash and cash equivalents at September 30, 1996, used (i) to acquire three properties for $3,176,711, (ii) to fund estimated construction costs of $2,797,810 ($2,488,641 of which was accrued as construction costs payable at September 30, 1996) relating to the two properties under construction at September 30, 1996, (iii) to pay acquisition fees and other costs of $44,355 ($40,020 of which was accrued as due to related parties at September 30, 1996) and reclassify from other assets $184,658 of acquisition fees and other costs previously incurred relating to the acquired properties, and (iv) to pay selling commissions and offering expenses (syndication costs) of $8,994 ($325 of which was accrued as due to related parties at September 30, 1996), which have been netted against partners' capital.

      The pro forma adjustments to land and buildings on operating leases and net investment in direct financing leases as a result of the above transactions were as follows:

                                Estimated
                             purchase price
                            (including con-
                             struction and       Acquisition
                             closing costs)          fees
                             and additional       allocated
                           construction costs    to property      Total
                           ------------------    -----------   ----------

         Arby's in
           Plainfield, IN      $  806,719        $   43,738    $  850,457
         Burger King in
           Lyons, IL            1,468,236            79,603     1,547,839
         Boston Market
           in Long
           Beach, CA              901,756            48,890       950,646
         Two properties
           under con-
           struction at
           September 30, 1996     309,169            16,762       325,931
                               ----------        ----------    ----------

                               $3,485,880        $  188,993    $3,674,873
                               ==========        ==========    ==========

         Pro forma adjustment
           classified as follows:
             Land and buildings on
               operating leases                                 $3,298,325
             Net investment in direct
               financing leases                                    376,548
                                                                ----------

                                                                $3,674,873
                                                                ==========

                          CNL INCOME FUND XVII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
         NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS - CONTINUED
               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996 AND
               THE PERIOD FEBRUARY 10, 1995 (DATE OF INCEPTION)
                           THROUGH DECEMBER 31, 1995


Pro Forma Balance Sheet - Continued:
-----------------------------------

(b) Represents the use of $909,424 of CNL XVII's net offering proceeds to acquire interests in three properties, as tenants-in-common with affiliates of the general partners, and the use of $163,843 of net offering proceeds to acquire one property pursuant to the CNL/Mansfield Joint Venture agreement between CNL XVII and an unaffiliated entity. CNL XVII accounts for its investments in these properties using the equity method since the partnership shares control with affiliates, and amounts relating to these investments are classified as investments in joint ventures.

                                           Acquisition
                                            fees allo-
                                             cated to
                                 Use of net investment            Approximate
                                  offering   in joint               percent
                                  proceeds   ventures    Total     interest
                                 ---------- ---------- ---------- -----------

            Boston Market in
              Fayetteville, NC   $  190,493  $10,328   $  200,821  20 percent
            Black-eyed Pea in
              Corpus Christi, TX    396,306   21,487      417,793  27 percent
            Burger King in
              Akron, OH             322,625   17,492      340,117  37 percent
            Jack in the Box in
              Mansfield, TX         163,843    8,883      172,726  21 percent
                                 ----------  -------   ----------

                                 $1,073,267  $58,190   $1,131,457
                                 ==========  =======   ==========

      The pro forma adjustments to investment in joint ventures and other assets as a result of the above transaction were as follows:

            Investments in joint ventures:
              Acquisition of interests in three
                properties acquired as tenants-
                in-common and one property
                acquired pursuant to the
                CNL/Mansfield Joint Venture
                agreement                                     $1,073,267
              Reclassification from other assets
                for the allocation of acquisition
                fees and other costs previously
                incurred relating to the acquired
                properties                                        58,190
                                                              ----------

                                                              $1,131,457
                                                              ==========

(c) Represents the use of $1,621,186 of CNL XVII's net offering proceeds, the assumed receipt of $405,296 in capital contributions from CNL XVII's co-venture partner in accordance with the joint venture agreement of CNL/GC El Cajon Joint Venture to fund the purchase price of the land and estimated construction costs of $2,026,482 relating to the one property of the joint venture. CNL XVII accounts for its 80 percent interest in the accounts of CNL/GC El Cajon Joint Venture under the full consolidation method. All significant accounts and transactions have been eliminated.

                          CNL INCOME FUND XVII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
         NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS - CONTINUED
               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996 AND
               THE PERIOD FEBRUARY 10, 1995 (DATE OF INCEPTION)
                           THROUGH DECEMBER 31, 1995


Pro Forma Balance Sheet - Continued:
-----------------------------------

      The pro forma adjustments to land and buildings on operating leases and net investment in direct financing leases as a result of the above transaction relating to the consolidated joint venture were as follows:

            Adjustment classified as follows:
              Land and building on operating leases           $  911,403
              Net investment in direct financing leases        1,115,079
                                                              ----------

                                                              $2,026,482
                                                              ==========

(d) In accordance with generally accepted accounting principles, leases in which the present value of future minimum lease payments equals or exceeds 90 percent of the value of the related properties are treated as direct financing leases rather than as land and buildings on operating leases. The categorization of the leases has no effect on cash flows received. The building portion of five properties has been classified as direct financing leases.

Pro Forma Statements of Income:
------------------------------

(1) Represents rental income from operating leases for the two wholly owned properties acquired during the period November 4, 1995 (the date CNL XVII began operations) through February 5, 1997, which had a previous rental history prior to the acquisition of the property by CNL XVII (the "Pro Forma Properties"), for the period commencing (A) the later of (i) the date the Pro Forma Properties became operational as rental properties by the previous owner or (ii) November 4, 1995 (the date CNL XVII became operational), to (B) the earlier of (i) the date the Pro Forma Properties were acquired by CNL XVII or (ii) the end of the pro forma period presented. The Pro Forma Properties were acquired from affiliates who had purchased and temporarily held title to the properties in order to facilitate their acquisition by CNL XVII. The noncancellable leases for the Pro Forma Properties in place during the period the affiliates owned the Pro Forma Properties were assigned to CNL XVII at the time CNL XVII acquired the properties. The following presents the actual dates the Pro Forma Properties were acquired by CNL XVII, as compared to the dates the Pro Forma Properties were treated as placed in service for purposes of the Pro Forma Statements of Income.

                                           Date Placed        Pro Forma
                                           in Service        Date Placed
                                           by CNL XVII       in Service
                                           -----------       ------------

            Denny's in Kentwood, MI      March 19, 1996   November 4, 1995
            Boston Market in
              Long Beach, CA            December 5, 1996    June 14, 1996

      In accordance with generally accepted accounting principles, lease revenue from leases accounted for under the operating method is recognized over the term of the lease. For operating leases providing escalating guaranteed minimum rents, income is reported on a straight-line basis over the terms of the leases. For leases accounted for as direct financing leases, future minimum lease payments are recorded as a receivable. The difference between the receivable and the estimated residual values less the cost of the properties is recorded as unearned income. Accordingly, pro forma rental income from the operating leases and earned income from direct financing leases does not necessarily represent cash rental payments that would have been received if the properties had been operational for the full pro forma period.

                          CNL INCOME FUND XVII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
         NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS - CONTINUED
               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996 AND
               THE PERIOD FEBRUARY 10, 1995 (DATE OF INCEPTION)
                           THROUGH DECEMBER 31, 1995


Pro Forma Statements of Income - Continued:
------------------------------------------

      The leases relating to the Pro Forma Properties provide for the payment of percentage rent in addition to base rental income. However, due to the fact that no percentage rent was due under the leases for the Pro Forma Properties during the portion of 1996 and 1995 that the previous owners held the properties, no pro forma adjustments were made for percentage rental income.

(2) See Note (d) under "Pro Forma Balance Sheet" above for a description of direct financing leases.

(3) Represents adjustment to interest income due to the decrease in the amount of cash available for investment in interest bearing accounts during the period commencing (A) on the later of (i) the date the Pro Forma Property became operational as a rental property by the previous owner or (ii) November 4, 1995 (the date CNL XVII became operational), through (B) the earlier of (i) the date the Pro Forma Property was acquired by CNL XVII or (ii) the end of the pro forma period presented, as described in Note (1) above. The estimated pro forma adjustment is based upon the fact that interest income on interest bearing accounts was earned at a rate of approximately four percent per annum by CNL XVII during the nine months ended September 30, 1996 and the period February 10, 1995 (date of inception) through December 31, 1995.

(4) Represents incremental increase in management fees relating to the Pro Forma Properties for the period commencing (A) on the later of (i) the date the Pro Forma Property became operational as a rental property by the previous owner or (ii) November 4, 1995 (the date CNL XVII became operational), through (B) the earlier of (i) the date the Pro Forma Property was acquired by CNL XVII or (ii) the end of the pro forma period presented, as described in Note (1) above. Management fees are equal to one percent of the gross revenues (excluding noncash lease accounting adjustments) that CNL XVII earns from its properties.

(5) Represents incremental increase in depreciation expense of the building portion of the Pro Forma Properties accounted for as operating leases using the straight-line method over an estimated useful life of 30 years.

(6) Represents CNL XVII's approximate 20 percent interest in rental income from an operating lease, net of depreciation expense, for the one property acquired as tenants-in-common with an affiliate of the general partners, during the period November 4, 1995 (the date CNL XVII began operations) through February 5, 1997, which had a previous rental history prior to the acquisition of the property by CNL XVII and an affiliate of the general partners as tenants-in-common (the "Pro Forma TIC Property"), for the period commencing (A) the later of (i) the date the Pro Forma TIC Property became operational as a rental property by the previous owner or (ii) November 4, 1995 (the date CNL XVII became operational), to (B) the earlier of (i) the date the Pro Forma TIC Property was acquired by CNL XVII and an affiliate of the general partners as tenants-in-common or (ii) the end of the pro forma period presented. The Pro Forma TIC Property was acquired from an affiliate who had purchased and temporarily held title to the property in order to facilitate its acquisition by CNL XVII and an affiliate of the general partners as tenants-in-common. The noncancellable lease for the Pro Forma TIC Property in place during the period the affiliate owned the Pro Forma TIC Property was assigned to CNL XVII and an affiliate of the general partners as tenants-in-common at the time CNL XVII and the affiliate of the general partners acquired the property as tenants-in-common. The following presents the actual date the Pro Forma TIC Property was acquired by CNL XVII and the affiliate of the general partners, as compared to the date the Pro Forma TIC Property was treated as placed in service for purposes of the Pro Forma Statements of Income.

                                           Date Placed        Pro Forma
                                           in Service        Date Placed
                                           by CNL XVII       in Service
                                           -----------       ------------

            Boston Market in
              Fayetteville, NC           October 4, 1996     June 7, 1996

                          CNL INCOME FUND XVII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
         NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS - CONTINUED
               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996 AND
               THE PERIOD FEBRUARY 10, 1995 (DATE OF INCEPTION)
                           THROUGH DECEMBER 31, 1995


Pro Forma Statements of Income - Continued:
------------------------------------------

(7) Historical net income per limited partner unit was calculated based upon the weighted average number of limited partner units outstanding during the nine months ended September 30, 1996, and during the period CNL XVII was operational, November 4, 1995 (the date following when CNL XVII received the minimum offering proceeds and funds were released from escrow) through December 31, 1995.

      As a result of one of the Pro Forma Properties being treated in the Pro Forma Statement of Income for the period February 10, 1995 (date of inception) through December 31, 1995, as placed in service on November 4, 1995 (the date CNL XVII became operational), CNL XVII assumed approximately 86,400 units of limited partnership interest were sold, and the net offering proceeds were available for investment, as of such date. Due to the fact that CNL XVII had actually sold in excess of 150,000 units as of November 4, 1995, the weighted average number of limited partner units outstanding for the pro forma period was not adjusted. Therefore, pro forma net income per limited partner unit was calculated based upon the weighted average number of limited partner units outstanding during the period CNL XVII was operational, November 4, 1995 through December 31, 1995.

ITEM 8.     CHANGE IN FISCAL YEAR.
------
            Not applicable.

                                   EXHIBITS

                                     None.










                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                    CNL INCOME FUND XVII, LTD.


Dated:  February 19, 1997           By:   /s/ Robert A. Bourne
                                          ---------------------------------
                                          ROBERT A. BOURNE, General Partner